SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 5, 1996



                              GREENLAND CORPORATION
             (Exact Name of Registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)



       017833                                87-0439051
(Commission File Number)        (I.R.S. Employer Identification Number)


                           4180 La Jolla Village Drive
                                    Suite 315
                               La Jolla, CA 92037
              (Address and zip code of principal executive offices

                                 (619) 458-4226
              (Registrant's telephone number, including area code)

Item 2.  Changes in Corporate Management Positions

     Greenland Corporation, (the "Company") has re-assigned certain management positions.

     Effective November 1, 1996, Eric W. Gaer, Greenland's president and director assumed the duties of chief executive officer of the Company.

     Kevin Smith, who serves as chairman of Greenland's board, had previously also held the position of chief executive officer. He has now assumed the duties of chief financial officer and treasurer.


Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               None.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



           GREENLAND CORPORATION



           By:
           Eric W. Gaer
           President
           November 5, 1996



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature            Title                                       Date




                    Chairman of the Board of Directors
Kevin Smith         and Chief Financial Officer                 November 5, 1996



Eric W. Gaer        President and Chief Executive Officer       November 5, 1996